AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT


     AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT dated June 16, 2005 by and between NETSMART TECHNOLOGIES, INC., a Delaware corporation (hereinafter the "Company") and ANTHONY F. GRISANTI (hereinafter the "Executive").

                              W I T N E S S E T H:

     WHEREAS, the Company and Executive entered into an Employment Agreement dated as of April 1, 2005 (hereinafter the "Employment Agreement"); and

     WHEREAS, the Company and Executive desire to modify the said Employment Agreement.

     NOW, THEREFORE, the parties hereto agree as follows:

     1. Paragraph 3(a) shall be amended and restated as follows, effective as of the date hereof:

          "(a) For his services to the Company during the Employment Term, the Company shall pay the Executive an annual salary ("Salary") commencing June 1, 2005 at the rate of $195,000 to be increased on January 1, 2005 and on each January 1st thereafter by a percentage not less than the greater of (i) five percent (5%) or (ii) the (then) current annual percentage increase in the "Consumer Price Index for Urban Wage Earners and Clerical Workers (Revised Series) - New York Metropolitan Area". As used in this Agreement, the term "Salary" shall mean the salary in effect at the time of any relevant Company event after giving effect to the annual adjustments specified herein. All Salary payments shall be payable in such installments as the Company regularly pays its executive officers, but not less frequently than semi monthly."

     2. Except as specifically provided in this Amendment, the Employment Agreement is in all other respects hereby ratified and confirmed without amendment.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the day and year first above written.


                                           NETSMART TECHNOLOGIES, INC.


                                           By:  /s/James L. Conway
                                               -----------------------------
                                               James L. Conway

                                               /s/Anthony F. Grisanti
                                               -----------------------------
                                               Anthony F. Grisanti